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                                                                  EXHIBIT 10.172



             AMENDMENT #2 TO OPTION AND WHOLESALE PURCHASE AGREEMENT

     This Amendment is executed as of the 16th day of March, 1998 by and between Eli Lilly and Company ("Lilly") and Ligand Pharmaceuticals Incorporated ("Ligand").

     Whereas, Lilly and Ligand have entered into an Option and Wholesale Purchase Agreement dated as of November 25, 1997, and amended on February 23, 1998 (the "Agreement"), and

     Whereas the parties now desire to amend the Agreement to extend the period of time pursuant to which Ligand may exercise the Ligand Option (as defined in the Agreement).

     Now, therefore, in consideration of the foregoing, the mutual covenants set forth below and other consideration, receipt sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

"Ligand Option. Until the date that is seven (7) days after the date on which Lilly gives written notice (the "Option Termination Notice") to Ligand of Lilly's desire to terminate the Ligand Option (the "Ligand Option Period"), Ligand shall have the option (the "Ligand Option") to become Lilly's exclusive wholesaler of the Products, subject to the terms and conditions contained in this Agreement. Lilly shall not give the Option Termination Notice prior to April 27, 1998. If Lilly gives the Option Termination Notice prior to May 28, 1998, it will, upon written request made by both Ligand and Seragen and delivered to Lilly within five (5) days of the date of the Option Termination Notice, defer effectiveness of the Option Termination Notice until May 28, 1998, (with the effect that the Ligand Option would expire on June 4, 1998, if not previously exercised). ***
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        2. All other terms and conditions of the Agreement shall remain in full force and effect.

        3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same.

LIGAND PHARMACEUTICALS INC.                 ELI LILLY AND COMPANY

By:     /s/ William L. Respess              By:    /s/ August M. Watanabe
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        Sr. Vice President, General                August M. Watanabe
        Counsel, Government Affairs                Executive Vice President
                                                   Science and Technology

Date:   February 28, 1998                   Date:  February 28, 1998
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